SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                -------------------------------

                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


                        Date of Report
               (Date of earliest event reported)
                         June 4, 1996

                       MANOR CARE, INC.
    (Exact name of registrant as specified in its charter)

                           Delaware
                           ---------
        (State or other jurisdiction of incorporation)


         1-7645                         52-1200376
         ------                         ----------
(Commission File Number)    (IRS Employer Identification No.)


10750 Columbia Pike, Silver Spring, Maryland           20901
- --------------------------------------------         ----------
 (Address of principal executive offices)            (Zip code)


                Registrant's telephone number,
              including area code (301) 681-9400
                                   --------------















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Item 5.  Other Events.
- ------   ------------

          On June 4, 1996, Manor Care, Inc. (the "Company") issued $150,000,000 principal amount of its 7 1/2% Senior Notes due 2006, the terms of which are contained in an Indenture dated as of June 4, 1996 by and between the Company and Wilmington Trust Company, as trustee (the "Trustee") and a Sup-plemental Indenture dated as of June 4, 1996 by and between the Company and the Trustee. The Indenture and Supplemental Inden-ture, filed herewith as Exhibits 4.1 and 4.2 hereto, are incor-porated herein by reference.


Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

(c)  Exhibits.
- ---  --------

4.1       Indenture dated as of June 4, 1996 by
          and between Manor Care, Inc. and
          Wilmington Trust Company, Trustee.

4.2       Supplemental Indenture dated as of June
          4, 1996 by and between Manor Care, Inc.
          and Wilmington Trust Company, Trustee.

23        Consent of Independent Public Accoun-
          tants dated June 4, 1996




















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                              -3-



                           SIGNATURE
                           ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


                              MANOR CARE, INC.
                              (Registrant)


                              By:  /s/ James H. Rempe
                                   ---------------------------
                              Name:  James H. Rempe
                              Title:  Senior Vice President
                                        and Secretary

Date:  June 4, 1996






























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